The Medicines Company
8 Sylvan Way, Parsippany, NJ 07054
Tel 1 973 290 6000 Fax 1 973 656 9898
Contact

Investor Relations Krishna Gorti, M.D. Vice President, Investor Relations 973 290 6122 krishna.gorti@themedco.com	Media Inquiries Michael Blash Vice President, Communications 973 290 6100 michael.blash@themedco.com
FOR IMMEDIATE RELEASE

The Medicines Company Reports Third-Quarter 2019 Financial Results and Achievement of Major Milestones for Inclisiran

•	Inclisiran's pivotal Phase 3 LDL-C lowering clinical trials program successfully completed, and each study met all primary and secondary endpoints

•	Phase 3 data reinforced durable, potent efficacy and excellent safety

•	ORION-11 results presented at ESC Congress 2019

•	ORION-9 and ORION-10 topline results announced, with detailed data presentations to occur at the upcoming American Heart Association Scientific Sessions 2019

•	Validation of manufacturing batches completed
PARSIPPANY, N.J. – October 30, 2019 – The Medicines Company (NASDAQ: MDCO) today reported financial results for the third quarter that ended September 30, 2019. Third quarter highlights included successful completion of pivotal Phase 3 LDL cholesterol (LDL-C) lowering clinical trials for inclisiran with presentation of efficacy and safety data for ORION-11 at the European Society of Cardiology's ESC Congress 2019 and announcement of topline results for ORION-9 and ORION-10. Each study met all primary and secondary endpoints, showing durable and potent efficacy with twice-yearly dosing of inclisiran and excellent safety with no treatment-related liver or renal laboratory abnormalities.
“Flawless execution defined our performance in the third quarter, as outstanding progress for our pivotal Phase 3 clinical trials moves us closer to our goal of realizing the intrinsic value of inclisiran,” said Mark Timney, Chief Executive Officer of The Medicines Company. “Clinical data confirm inclisiran's highly differentiated profile and reinforce its potential to transform the treatment of cardiovascular disease for millions of patients with significant unmet needs.”

During the quarter, the company completed validation of manufacturing batches for inclisiran, enabling commercial scale manufacturing and also supporting anticipated regulatory submissions in the U.S. in the fourth quarter of 2019 and in Europe in the first quarter of 2020.

Clinical Development Highlights
The ORION program is studying the efficacy and safety of inclisiran in patients with atherosclerotic cardiovascular disease (ASCVD) and familial hypercholesterolemia (FH), with ORION-9, ORION-10 and ORION-11 comprising the pivotal Phase 3 LDL-C lowering studies.
The company presented results of the ORION-11 study of patients with ASCVD or ASCVD-risk equivalents during a late-breaking science session at the ESC Congress 2019 in Paris (click here). For the primary endpoints of ORION-11, inclisiran delivered placebo-adjusted LDL-C reductions of 54% (p<0.0001) at day 510 and demonstrated time-averaged placebo-adjusted LDL-C reductions of 50% (p<0.0001) from days 90 through 540.
The company announced topline results of the ORION-9 study (click here) in heterozygous FH (HeFH) patients and the ORION-10 study (click here) in ASCVD patients. Data from ORION-10 will be presented at the American Heart Association Scientific Sessions in Philadelphia on Saturday, November 16, 11:06 am EST, during Late Breaking Science I: Outside the Box: New Approaches to CVD Risk Reduction. The company will present data from ORION-9 on Monday, November 18, 9:24am EST, during Late Breaking Science VI: New Frontiers in Lipid Therapy.
“Three Phase 3 study read-outs in quick succession and the completion of manufacturing validation are exceptional achievements,” said Peter Wijngaard, Ph.D., Chief Development Officer of The Medicines Company. “These critical milestones allow us to proceed toward planned regulatory filings, as we simultaneously prepare submission of manuscripts to peer-reviewed medical journals for publication of ORION-9, -10 and -11 data.”
Patients who have completed their respective Phase 3 studies are now enrolling into ORION-8, an open-label, long-term extension study where patients completing ORION-9, ORION-10 and ORION-11 will receive inclisiran for three years to evaluate the efficacy and safety of long-term dosing of inclisiran.

Third-Quarter 2019 Financial Summary from Continuing Operations
On a GAAP basis, loss from continuing operations in the third quarter of 2019 was $74.0 million, or $0.92 per share, compared to a loss of $51.6 million, or $0.70 per share, in the third quarter of 2018. On a non-GAAP basis, adjusted loss 1 from continuing operations in the third quarter of 2019 was $58.1 million, or $0.721 per share, compared to a loss of $51.5 million, or $0.701 per share, in the third quarter of 2018.
At September 30, 2019, the company had $265.9 million in cash and cash equivalents, compared to $238.3 million at the end of 2018.

First Nine Months 2019 Financial Summary from Continuing Operations
On a GAAP basis, loss from continuing operations in the first nine months of 2019 was $193.9 million, or $2.55 per share, compared to a loss of $190.9 million, or $2.60 per share, in the first nine months of 2018. On a non-GAAP basis, adjusted loss1 from continuing operations in the first nine months of 2019 was $151.4 million, or $1.991 per share, compared to a loss of $154.2 million, or $2.101 per share, in the first nine months of 2018.
1 Adjusted net loss and adjusted loss per share from continuing operations are non-GAAP financial performance measures with no standardized definitions under U.S. GAAP. For further information and a detailed reconciliation, refer to the “Non-GAAP Financial Performance Measures” and “Reconciliations of GAAP to Adjusted Loss From Continuing Operations and Adjusted Loss per Share” sections of this press release.

Third-Quarter 2019 Conference Call and Webcast Information
The Company will host a conference call and webcast today, October 30, 2019 at 8:30 a.m., EDT, to discuss its third-quarter 2019 financial results and provide clinical and operational updates. The dial-in information to access the call is as follows:
U.S./Canada:        (877) 407-0312
International:        (201) 389-0899
Conference ID:    13696004
A taped replay of the conference call will be available after the call concludes, and may be accessed by telephone as follows:
U.S./Canada:        (877) 660-6853
International:        (201) 612-7415
Conference ID:    13696004
A live audio webcast of the conference call may be accessed in the “Investors” section of The Medicines Company website. An archived webcast will be available after the call concludes.

About Inclisiran
Inclisiran, the first and only cholesterol-lowering therapy in the siRNA (small-interfering RNA) class, is The Medicines Company’s investigational twice-yearly therapy in Phase 3 clinical development to evaluate its ability to reduce low-density lipoprotein cholesterol (also known as LDL-C). As a siRNA, inclisiran harnesses the body’s natural process of RNA interference to specifically prevent production of the PCSK9 protein in the liver which enhances the liver’s ability to remove LDL-C from the bloodstream, thereby lowering LDL-C levels. Inclisiran is not yet approved by the FDA or any other regulatory authority. The Medicines Company obtained global rights to develop, manufacture and commercialize inclisiran under a license and collaboration agreement with Alnylam Pharmaceuticals.

Commercial Opportunity
Nearly 60 million people with ASCVD or FH across the U.S., the largest European countries, China and Japan are currently treated with lipid-lowering therapies to manage cardiovascular risk. More than 70% of these patients are not achieving LDL-C treatment goals with current therapies, and approximately two-thirds of patients do not adhere to available first-line cholesterol-lowering treatments after one year. This implies a population of more than 40 million people who could potentially benefit from the investigational candidate inclisiran in the aforementioned countries alone. Inclisiran is the first cholesterol-lowering siRNA with the potential to deliver potent and durable lowering of LDL-C levels via twice-yearly dosing that can help address two critical unmet needs - additional LDL-C lowering and poor adherence to therapy.

About The Medicines Company
The Medicines Company (NASDAQ: MDCO) is a biopharmaceutical company with a singular, relentless focus on addressing the greatest global healthcare challenge and burden today - cardiovascular disease. Our purpose is to halt the deadly progression of atherosclerosis and the cardiovascular risk created by high levels of LDL-C, or bad cholesterol. The Company is headquartered in Parsippany, New Jersey. For more information, please visit www.themedicinescompany.com and follow us on Twitter @MDCONews and LinkedIn.

Forward-Looking Statements
Statements contained in this press release that are not purely historical, including, but not limited to, statements about the Company, the proposed offering described herein and the use of proceeds therefrom, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “should,” and “potential,” and similar expressions, are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Important factors that may cause or contribute to such differences include the ability of the Company to effectively develop inclisiran; whether inclisiran will advance in the clinical trials process on a timely basis or at all, or succeed in achieving its specified endpoints; whether the Company will make regulatory submissions for inclisiran on a timely basis; whether its regulatory submissions will receive approvals from regulatory agencies on a timely basis or at all; the extent of the commercial success of inclisiran, if approved; the strength, durability and life of the Company’s patent protection for inclisiran and whether the Company will be successful in extending exclusivity; and such other factors as are set forth in the risk factors detailed from time to time in the Company’s periodic reports and registration statements filed with the SEC, including, without limitation, the risk factors detailed in the Company's Quarterly Report on Form 10-Q filed with the SEC on July 24, 2019. The Company specifically disclaims any obligation to update these forward-looking statements.

NON-GAAP FINANCIAL PERFORMANCE MEASURES
In addition to financial information prepared in accordance with U.S. GAAP, this press release also contains adjusted loss from continuing operations and adjusted loss per share from continuing operations attributable to The Medicines Company. The Company believes these measures provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information.
Adjusted loss from continuing operations excludes share-based compensation expense, asset impairment charges, inventory adjustments, restructuring charges, charges and gains associated with product discontinuance, changes in contingent purchase price, legal settlements, changes in short-term investments and non-cash interest expense. The Company believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and are important in comparing current results with prior period results and understanding projected operating performance. Non-GAAP financial measures provide the Company and its investors with an indication of the Company’s baseline performance before items that are considered by the Company not to be reflective of the Company’s ongoing results. See the attached “Reconciliations of GAAP to Adjusted Loss from Continuing Operations and Adjusted Loss per Share” for explanations of the amounts excluded and included to arrive at adjusted net loss and adjusted loss per share amounts for the three and nine months ended September 30, 2019 and 2018.

These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. The Company strongly encourages investors to review its consolidated financial statements and publicly-filed reports in their entirety and cautions investors that the non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures.

THE MEDICINES COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
UNAUDITED
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net revenues	$—	$(3,300)	$—	$6,138
Operating expenses:
Cost of revenues	—	890	—	6,558
Asset impairment charges	—	5,073	—	5,073
Research and development	42,770	32,736	97,893	103,396
Selling, general and administrative	18,599	6,826	55,470	56,790
Total operating expenses	61,369	45,525	153,363	171,817
Loss from operations	(61,369)	(48,825)	(153,363)	(165,679)
Co-promotion and license income	4,402	271	4,402	753
Loss on short-term investment	(1,893)	(7,953)	(102)	(41,416)
Interest expense	(16,212)	(12,313)	(48,027)	(36,498)
Other income	1,088	1,119	3,196	4,541
Loss from continuing operations before income taxes	(73,984)	(67,701)	(193,894)	(238,299)
(Provision) benefit from income taxes	(10)	16,066	(20)	47,375
Loss from continuing operations	(73,994)	(51,635)	(193,914)	(190,924)
Income from discontinued operations, net of tax	—	(3,999)	—	110,242
Net (loss) income	$(73,994)	$(55,634)	$(193,914)	$(80,682)

Basic loss per common share:
Loss from continuing operations	$(0.92)	$(0.70)	$(2.55)	$(2.60)
(Loss) earnings from discontinued operations	—	(0.05)	—	1.50
Basic loss per share	$(0.92)	$(0.75)	$(2.55)	$(1.10)

Diluted loss per common share:
Loss from continuing operations	$(0.92)	$(0.70)	$(2.55)	$(2.60)
(Loss) earnings from discontinued operations	—	(0.05)	—	1.50
Diluted loss per share	$(0.92)	$(0.75)	$(2.55)	$(1.10)

Weighted average number of common shares outstanding:
Basic	80,129	73,544	75,928	73,564
Diluted	80,129	73,544	75,928	73,564

THE MEDICINES COMPANY
BALANCE SHEET ITEMS
UNAUDITED
(In thousands)

	September 30, 2019	December 31, 2018
Cash and cash equivalents	$265,850	$238,310
Short-term investment	$2,525	$2,627
Total assets	$897,270	$841,686
Convertible senior notes (due 2022, 2023 and 2024)	$827,303	$792,752
Stockholders' deficit	$(59,540)	$(22,264)

THE MEDICINES COMPANY
RECONCILIATIONS OF GAAP TO ADJUSTED LOSS FROM CONTINUING OPERATIONS AND ADJUSTED LOSS PER SHARE
UNAUDITED
(In thousands, except per share amounts)

		Three Months Ended September 30,		Nine Months Ended September 30,
		2019	2018	2019	2018
Loss from continuing operations		$(73,994)	$(51,635)	$(193,914)	$(190,924)
Before tax adjustments:
Cost of product revenues:
Share-based compensation expense	(1)	—	42	—	111
Inventory adjustments	(2)	—	—	—	(407)
Restructuring charges	(3)	—	(196)	—	565
Asset impairment charges
Asset impairment	(4)	—	5,073	—	5,073
Research and development:
Share-based compensation expense	(1)	1,891	1,389	5,005	3,568
Restructuring charges	(3)	(12)	(548)	(105)	3,100
Selling, general and administrative:
Share-based compensation expense	(1)	2,638	2,743	9,718	9,569
Restructuring charges	(3)	(12)	137	4	7,132
Changes in contingent purchase price	(5)	—	—	—	(258)
Gain on sale of assets	(6)	—	(7,025)	—	(7,025)
Legal settlements	(7)	—	—	—	3,550
Other:
Non-cash interest expense	(8)	9,549	6,995	27,762	20,526
Change in short-term investments	(9)	1,882	7,541	102	38,642
Net loss tax adjustments	(10)	—	(16,065)	—	(47,407)
Loss from continuing operations - Adjusted		$(58,058)	$(51,549)	$(151,428)	$(154,185)

Loss from continuing operations per share - Adjusted
Basic		$(0.72)	$(0.70)	$(1.99)	$(2.10)
Diluted		$(0.72)	$(0.70)	$(1.99)	$(2.10)
Weighted average number of common shares outstanding:
Basic		80,129	73,544	75,928	73,564
Diluted		80,129	73,544	75,928	73,564

Explanation of Adjustments:

(1)
Excludes share-based compensation of $4,529 and $4,174 for the three months ended September 30, 2019 and 2018 and $14,723 and $13,248 for the nine months ended September 30, 2019 and 2018 because these expenses are substantially dependent on changes in the market price of the Company's common stock.

(2)	Excludes all non-cash inventory adjustments.

(3)	Excludes restructuring charges related to workforce reorganization initiated in the first quarter 2018.

(4)	Excludes non-cash asset impairment charges associated with the early stage infectious disease products.

(5)	Excludes changes in fair value of the contingent price related to the acquisition of Rempex Pharmaceuticals, Inc. that were not included in the sale to Melinta.

(6)	Excludes gain from the sale of the Angiomax business.

(7)	Excludes net loss from one-time legal settlements in 2018.

(8)	Excludes non-cash interest expense, which is in excess of the actual interest expense paid on the convertible senior notes.

(9)	Excludes changes in fair value of our investment in Melinta net of guaranteed payment accretion associated with the sale of our infectious disease business.

(10)	Excludes the estimated non-cash income tax expense.

In addition to the financial information prepared in accordance with U.S. GAAP, this press release also contains adjusted financial measures that the Company believes provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. These adjusted measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. The Company strongly encourages investors to review its consolidated financial statements and publicly filed reports in their entirety and cautions investors that the non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures.